Hennessy Total Return Fund
Schedule of Investments
January 31, 2025 (Unaudited)

COMMON STOCKS — 69.67%	Number of Shares	Value	% of Net Assets

Communication Services — 6.79%
Verizon Communications, Inc.	83,900	$3,304,821	6.79%

Consumer Discretionary — 6.46%
McDonald's Corp.	10,900	3,146,830	6.46%

Consumer Staples — 13.51%
The Coca-Cola Co.	53,900	3,421,572	7.03%
The Procter & Gamble Co.	19,000	3,153,810	6.48%
		6,575,382	13.51%
Energy — 6.65%
Chevron Corp.	21,700	3,237,423	6.65%

Financials — 0.53%
The Goldman Sachs Group, Inc.	400	256,160	0.53%

Health Care — 20.99%
Amgen, Inc.	11,800	3,367,956	6.92%
Johnson & Johnson	22,700	3,453,805	7.09%
Merck & Co., Inc.	34,400	3,399,408	6.98%
		10,221,169	20.99%
Information Technology — 14.41%
Cisco Systems, Inc.	52,100	3,157,260	6.48%
International Business Machines Corp.	15,100	3,861,070	7.93%
		7,018,330	14.41%
Materials — 0.33%
Dow, Inc.	4,200	164,010	0.33%

Total Common Stocks
(Cost $28,512,024)		33,924,125	69.67%

SHORT-TERM INVESTMENTS — 71.17%	Number of Shares/Par Amount	Value	% of Net Assets
U.S. Treasury Bills — 67.44%
4.280%, 02/06/2025(a)(b)	9,000,000	8,994,500	18.47%
4.260%, 03/13/2025(a)(b)	9,000,000	8,957,650	18.40%
4.210%, 04/10/2025(a)(b)	15,000,000	14,884,569	30.57%
Total U.S. Treasury Bills		32,836,719	67.44%

Money Market Funds — 3.73%
First American Government Obligations Fund - Class X, 4.320%(c)	1,816,504	1,816,504	3.73%

Total Short-Term Investments
(Cost $34,649,937)		34,653,223	71.17%

Total Investments
(Cost $63,161,961) — 140.84%		68,577,348	140.84%
Liabilities in Excess of Other Assets - (40.84)%		(19,885,861)	(40.84)%
TOTAL NET ASSETS — 100.00%		$48,691,487	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the discount rate at issue.
(b)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase.
The aggregate fair value of the collateral is $21,891,148.
(c)	The rate listed is the fund’s seven-day yield as of January 31, 2025.

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor's Financial Services LLC. It has been licensed for use by the Hennessy Funds.

Summary of Fair Value Exposure as of January 31, 2025

The Fund follows its valuation policies and procedures in determining its net asset value ("NAV") and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 – Other significant observable inputs other than quoted prices included in Level 1 (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, such security will be valued at its fair value under the Fund’s established fair valuation procedures as implemented by Hennessy Advisors, Inc. (the “Advisor”), the Fund’s valuation designee. The Advisor, as the valuation designee, is subject to the oversight of the Board of Trustees of the Trust. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy. The Advisor will regularly evaluate whether the Fund’s fair value pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application of such procedures.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund's securities as of January 31, 2025, are as follows:

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,304,821	$—	$—	$3,304,821
Consumer Discretionary	3,146,830	—	—	3,146,830
Consumer Staples	6,575,382	—	—	6,575,382
Energy	3,237,423	—	—	3,237,423
Financials	256,160	—	—	256,160
Health Care	10,221,169	—	—	10,221,169
Information Technology	7,018,330	—	—	7,018,330
Materials	164,010	—	—	164,010
Total Common Stocks	$33,924,125	$—	$—	$33,924,125

Short-Term Investments
Money Market Funds	$1,816,504	$—	$—	$1,816,504
U.S. Treasury Bills	—	32,836,719	—	32,836,719
Total Short-Term Investments	$1,816,504	$32,836,719	$—	$34,653,223
Total Investments	$35,740,629	$32,836,719	$—	$68,577,348

Reverse Repurchase Agreements - The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.

Schedule of Reverse Repurchase Agreements
Face Value	Counterparty	Rate	Principal Trade Date	Maturity Date	Maturity Amount
$5,397,000	Jefferies LLC	4.85%	11/7/2024	2/6/2025	$5,462,439
5,397,000	Jefferies LLC	4.65%	12/12/2024	3/13/2025	5,459,740
8,995,000	Jefferies LLC	4.55%	1/9/2024	4/10/2025	9,097,318
$19,789,000					$20,019,497

As of January 31, 2025, the fair value of securities held as collateral for reverse repurchase agreements was $21,891,148 as noted on the Schedule of Investments.  Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy. The face value of the reverse repurchase agreements at January 31, 2025, was $19,789,000. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value plus interest due at maturity is equal to $20,019,497.

For the three months ended January 31, 2025, the average daily balance and average interest rate in effect for reverse repurchase agreements were $20,923,152 and 4.91%, respectively.